UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2004 (December 14, 2004)

ENTRADA NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26952	33-0676350
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

5755 Oberlin Drive, Suite 204, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (858) 597-1102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On December 14, 2004, Entrada Networks, Inc. issued an earnings release announcing its financial results for the quarter ended October 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Entrada Networks Inc., dated December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRADA NETWORKS, INC.
Date: December 17, 2004

/s/ Davinder Sethi
Davinder Sethi, Ph.D.
Chief Financial Officer
Principal Accounting Officer